January 3, 2011

Dreyfus Cash Management Funds

-Dreyfus Government Prime Cash Management

-Dreyfus Treasury Prime Cash Management

Supplement to the Current Prospectus

The following information supersedes any contrary information contained in the section of the Funds’ Combined Prospectus entitled “Shareholder Guide – Buying and Selling Shares.”

Applicable to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management.

How to Buy Shares.  The NAV for each fund generally is calculated at 12:00 noon, 3:00 p.m., and 8:00 p.m. on days the New York Stock Exchange is open for business. Orders in proper form placed prior to 12:00 noon or 3:00 p.m., and payments for which are received in or converted into Federal Funds by the fund’s custodian by 6:00 p.m., will become effective at the price determined at 12:00 noon or 3:00 p.m., respectively, on that day. In either case, shares purchased will receive the dividend declared on that day.

Orders for shares placed after 3:00 p.m. (after 5:00 p.m., orders may be placed only by compatible computer facility), but by 8:00 p.m., will become effective at the price determined at 8:00 p.m. on that day, if Federal Funds are received by the fund’s custodian by 11:00 a.m. on the following business day. In this case, shares purchased will start earning dividends on the business day following the date the order became effective. Orders placed in proper form between 5:00 p.m. and 8:00 p.m. by a means other than compatible computer facility will become effective on the following business day.

How to Sell Shares.  If a redemption request is received in proper form by the fund’s transfer agent or other authorized entity by 3:00 p.m., the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day, and the shares will not receive the dividend declared on that day. If a request for redemption is received in proper form by the fund’s transfer agent or other authorized entity after 3:00 p.m., but by 8:00 p.m., the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the next business day, and the shares will receive the dividend declared on that day.